UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 15, 2007
                                (August 14, 2007)

                        Farmers Capital Bank Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Kentucky                        0-14412                  61-1017851
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

         P.O. Box 309  Frankfort, KY                              40602
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (502) 227-1668

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

      On August 14, 2007, Farmers Capital Bank Corporation ("the Company") and Farmers Capital Bank Trust III, a Delaware statutory trust (the "Trust"), entered into a Placement Agreement for the sale of $22.5 million of trust preferred securities to be issued by the Trust and guaranteed by the Company on a subordinated basis.

      On August 14, 2007, the Trust issued $22.5 million of securities under a Declaration of Trust, dated as of August 14, 2007. The trust preferred securities are guaranteed by the Company on a subordinated basis pursuant to a Guarantee Agreement, dated as of August 14, 2007.

      For a period of five years, the trust preferred securities will have a fixed annual distribution rate of 6.5975%, and thereafter will convert to a floating rate of three-month LIBOR plus 1.32%. Each of the trust preferred securities represents an undivided interest in the assets of the Trust.

      The Company will own all of the Trust's common securities. The Trust's only assets will be the junior subordinated notes issued by the Company on substantially the same payment terms as the trust preferred securities. The Company's junior subordinated notes were issued pursuant to an Indenture, dated as of August 14, 2007.

      On August 15, 2007, Farmers Capital issued a press release, filed herewith as Exhibit 99.1 and incorporated herein by reference, announcing completion of the trust preferred offering and containing additional details.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet of the Registrant The information in Item 1.01 is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number      Description
-------     --------------------------------------------------------------------
99.1        Press Release announcing the issuance of $22.5 million in trust preferred securities, dated August 15, 2007.

99.2 Indenture, dated as of August 14, 2007, between Farmers Capital Bank Corporation and Wilmington Trust Company, as Trustee.

99.3 Guarantee Agreement, dated as of August 14, 2007, between Farmers Capital Bank Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

99.4 Declaration of Trust of Farmers Capital Bank Trust III, dated as of August 10, 2007.

99.5 Amended and Restated Declaration of Trust of Farmers Capital Bank Trust III, dated as of August 14, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FARMERS CAPITAL BANK CORPORATION


Date August 15, 2007                       BY: /s/ G. ANTHONY BUSSENI
                                           -------------------------------------
                                           G. Anthony Busseni
                                           President and Chief Executive Officer

Exhibit Index

Exhibit
Number      Description
-------     --------------------------------------------------------------------
99.1        Press Release announcing the issuance of $22.5 million in trust preferred securities, dated August 15, 2007.

99.2 Indenture, dated as of August 14, 2007, between Farmers Capital Bank Corporation and Wilmington Trust Company, as Trustee.

99.3 Guarantee Agreement, dated as of August 14, 2007, between Farmers Capital Bank Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

99.4 Declaration of Trust of Farmers Capital Bank Trust III, dated as of August 10, 2007.

99.5 Amended and Restated Declaration of Trust of Farmers Capital Bank Trust III, dated as of August 14, 2007.